Exhibit 99.1

Nature’s Miracle and Agrify Corporation Announce Signing of the Definitive Merger Agreement

Transaction Expected to Close in the Second Half of 2024

Ontario, CA, May 16, 2024 -- Nature’s Miracle Holding Inc. (NASDAQ: NMHI; NMHIW) (“Nature’s Miracle” or the “Company”), a leader in vertical farming technology and infrastructure, and Agrify Corporation (NASDAQ: AGFY) (“Agrify”), announced today that both parties have signed a definitive agreement and plan of merger (“Agreement”) in which a new wholly-owned subsidiary of Nature’s Miracle will merge with and into Agrify, with Agrify surviving the merger as a wholly-owned subsidiary of Nature’s Miracle. The signing of the definitive agreement directly follows the previously announced term sheet for the merger.

The Transaction

Agrify shareholders who do not dissent to the merger will each be issued 0.45 of a share of Nature’s Miracle common stock for each share of Agrify common stock that they hold. Based on the companies’ current capitalization, it is anticipated that Agrify shareholders will collectively own approximately 30% of the post-merger common stock of the combined companies. In addition, Nature’s Miracle agreed to purchase and guarantee certain senior and junior notes issued by Agrify with a combination of cash and Nature’s Miracle stock.

The Opportunity

The management teams of Nature’s Miracle and Agrify will unite, enriched with deep industry and public company operational expertise, to create an industry leading consolidated organization focused on indoor vertical farming supported by a prominent cannabis extraction division. Upon completion of the merger, management will focus on increasing Nature’s Miracle’s market share supported by the alliance of the core business segments of each company including LED lighting, grow feed, indoor farming control systems, artificial intelligence enabled technology and software, and operations to source product in Asia and expand manufacturing in the U.S. The transaction is expected to close in the second half of 2024, subject to shareholder approval and other customary closing conditions.

Management Commentary

James Li, Chief Executive Officer of Nature’s Miracle, commented, “As we work towards merger completion, we are confident that the “one” Nature’s Miracle and Agrify business will result in significant market share growth as consumer adoption increases across the vertical farming agriculture industry. The collaboration going forward with Raymond and his skilled Agrify team is representative of a long history of industry interaction and represents natural business synergies from cross-sell opportunities to savings on public-company expenses and working together to reduce sourcing and manufacturing costs. Our goal is to drive the growth of the unified business and achieve coordinated success to realize value for all stakeholders.”

Raymond Chang, Chief Executive Officer and Chairman of the Board of Agrify, stated, “We believe the cannabis industry needs consolidation. The combined forces of Agrify and Nature’s Miracle will elevate our innovative, disruptive, and high-quality technology and service offerings for both the cannabis and agriculture industries. Nature’s Miracle’s lighting and indoor farming offerings, along with Agrify’s cultivation and extraction technologies, will allow operators to utilize AI and automation to scale with operational consistency. We are optimistic the strength of the combined company’s IP in vertical farming and extraction is a significant growth opportunity.”

About Nature’s Miracle Holding Inc.

Nature’s Miracle is an integrated agriculture technology company providing equipment and services to the Controlled Environment Agriculture industry. Through its two wholly-owned subsidiaries Visiontech Group, Inc. and Hydroman, Inc., the company offers products including horticultural lighting, irrigation systems, power distribution systems, materials and equipment to indoor, greenhouse, hydroponic and vertical growers. Nature’s Miracle has also developed cost-effective solutions for greenhouse systems, automated vertical farming, and modular container grow systems.

Nature’s Miracle was founded and continues to be led by James Li who co-founded China Hydroelectric Corporation, one of the largest small hydroelectric companies listed on the NYSE (“CHC”) and by President Jonathan Zhang, who built Efinity, a well-recognized and respected brand of grow lighting in the indoor farming and controlled environment field. For more information, please visit www.Nature-Miracle.com.

About Agrify

Agrify is a leading provider of innovative cultivation and extraction solutions for the cannabis industry, bringing data, science, and technology to the forefront of the market. Agrify’s proprietary micro-environment-controlled Vertical Farming Units (VFUs), enable cultivators to produce the highest quality products with unmatched consistency, yield, and ROI (return on investment) at scale. Agrify’s comprehensive extraction product line, which includes hydrocarbon, ethanol, solventless extraction, post-processing, and lab equipment, empowers producers to maximize the quantity and quality of extract required for premium concentrates. For more information, please visit Agrify’s website at www.agrify.com.

Forward-Looking Statements

Except for historical information contained herein, this press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the merger agreement and business of Nature’s Miracle and Agrify; other future references such as the anticipated synergies resulting from the transactions contemplated by the merger agreement, the parties’ ability to close the proposed merger on the expected timeline or at all, the expected share ownership by former Agrify shareholders in the combined company, the services and markets of Nature’s Miracle and Agrify, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the business and revenue prospects of Nature’s Miracle may not materialize which may adversely affect the price of Nature’s Miracle’s securities; (ii) the occurrence of any unforeseen event that would impact continued listing of Nature’s Miracle’s or Agrify’s securities on the Nasdaq exchange; (iii) changes in the competitive industries in which Nature’s Miracle and Agrify operates, variations in operating performance across competitors, changes in laws and regulations affecting Nature’s Miracle’s and Agrify’s business and changes in the combined capital structure; (iv) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transactions contemplated by the merger agreement; (v) the risk of downturns in the market and Nature’s Miracle’s and Agrify’s industry including, but not limited to market prices of indoor grower’s produce, transportation costs, competition with outdoor growers and demand in the consumer marketplace; and (vi) the risk that the parties may not be able to satisfy one or more of the closing conditions to the transaction. For additional details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, please review the most recent Annual Reports on Form 10-K filed by Nature’s Miracle and by Agrify with the Securities and Exchange Commission at www.sec.gov, particularly the information contained in the section entitled “Risk Factors.” Forward-looking statements speak only as of the date on which they are made, and neither Nature’s Miracle nor Agrify assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither Nature’s Miracle nor Agrify gives any assurance that it will achieve its expectations.

Company Contact

George Yutuc

Chief Financial Officer

George.yutuc@nature-miracle.com

Investor Relations Contact

Shannon Devine/Rory Rumore

MZ North America

Main: 203-741-8811

NMHI@mzgroup.us

Agrify Investor Relations

IR@agrify.com

(857) 256-8110

Source: Nature’s Miracle Holding Inc.